PURCHASE AGREEMENT
                   KinderCare Learning Center
                         Tinley Park, IL


THIS PURCHASE AGREEMENT (the "Agreement") is entered into effective as of the Effective Date set forth on the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference. Capitalized terms not otherwise defined herein are defined in the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference.

l.PARTIES.  Seller  owns the undivided percentage  interest  (the
  "Seller's Interest") in the fee title to that certain real property legally described in the attached Exhibit "A" (the
  "Property") and Buyer wishes to buy the Property.

2.PURCHASE OF THE PROPERTY. Subject to satisfaction of the conditions set forth in this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller the fee simple title in the Property identified in the Purchase Agreement Data Sheet attached hereto (together with all of Seller's rights and interests in and to all buildings and other improvements on, within, or appurtenant to the Property, and Seller's interests, rights and obligations under the Lease Agreement)

3.PURCHASE PRICE. The Purchase Price for the Property, as set forth on the Purchase Agreement Data Sheet, shall be paid in cash by depositing the same in the escrow account prior to the Closing Date.

5.TERMS. Buyer will deposit the Purchase Price into escrow in sufficient time to allow escrow to close on the Closing Date.

6.CLOSING  DATE.  Escrow  shall close on or  before  the  Closing
  Date. If this escrow has not closed within thirty (30) days after the Closing Date, through no fault of Seller, Seller may either, at its election, extend the Closing Date or terminate this Agreement.

7.ESCROW.  An  escrow account established solely for  receipt  of
  Buyer's funds for closing of title will be opened by Seller with the Closing Agent upon execution of this Agreement. A copy of this Agreement will be delivered to the Closing Agent by Seller and will serve as escrow instructions, together with any additional instructions required by Seller and/or Buyer or their respective counsels. Seller and Buyer agree to cooperate with Closing Agent and sign any additional instructions reasonably required by the Closing Agent to close escrow. If there is any conflict between any other instructions and this Agreement, this Agreement shall control.

8.DUE DILIGENCE. Buyer will have until the expiration of the fifteenth (15th) business day (the "Review Period") after delivery of each of following items by Seller, to conduct all of its inspections and due diligence relative to the Property, and this transaction.

  (a)     One copy of a title insurance commitment for an Owner's
     Title  Insurance Policy (the "Title Commitment")(see Section
     9 below).

  (b) A copy of a Certificate of Occupancy or other such document certifying completion and granting permission to permanently occupy the improvements on the Property as are in Seller's possession.



Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.



  (c) A copy of an "as built" survey of the Property done as of a date concurrent with Seller's acquisition of the Property, upon request.

  (d) Lease (as further set forth in Section 11(a)(i) below) of the Property showing occupancy date, lease expiration date, rent, and guarantees, if any, accompanied by such tenant financial statements as may have been most recently provided to Seller.

  (e) A copy of a recent MAI appraisal, if in Seller's possession.

  (f)     A  copy  of  any Phase I Environmental Report  for  the
     Property, if in Seller's possession.

  Buyer agrees to indemnify and hold Seller harmless for any loss or damage, including loss or damage to property, personal injury or otherwise, arising out of physical inspections of the Property by Buyer or its agents or representatives.

  Seller's obligations hereunder are conditioned upon satisfactory completion by Buyer of an Accredited Investor Questionnaire (AIQ). If Seller, in its sole judgment, determines that the Buyer has not delivered sufficient evidence of the Buyer's accredited investor qualification in the AIQ and supporting documents, Seller may cancel this Agreement.

  Buyer may cancel this Agreement in its sole discretion for any reason by delivering a cancellation notice, return receipt requested, to Seller and escrow holder before the expiration of the Review Period. Such notice shall be deemed effective only upon receipt by Seller.

  If Buyer cancels this Agreement as permitted under this Section, except for any escrow cancellation fees and any liabilities under the first paragraph of Section 8 of this Agreement (which will survive), Buyer (after execution of such documents reasonably requested by Seller to evidence the termination hereof) will have absolutely no rights, claims or interest of any type in connection with the Property or this transaction, regardless of any alleged conduct by Seller or anyone else.

  Unless this Agreement is canceled by Buyer pursuant to its terms, if Buyer fails to pay the Purchase Price, Buyer irrevocably will be deemed to be in default under this Agreement. Seller may, at its option, declare this Agreement null and void, in which event Buyer will be deemed to have canceled this Agreement and relinquish all rights in and to the Property or Seller may exercise its rights under Section 15 hereof. If this Agreement is not canceled and the Purchase Price is paid when required, all of Buyer's conditions and contingencies will be deemed satisfied.

9.TITLE. Closing will be conditioned upon the agreement of a title company selected by Seller to issue a Standard Owners Title Insurance Policy, dated as of the close of escrow, in an amount equal to the Purchase Price, insuring that Buyer will own insurable title to the Property subject only to: the title company's standard exceptions; current real property taxes and assessments; survey exceptions; the rights of parties in possession pursuant to the lease defined in Section 12 below; all matters of public record; and other items disclosed to Buyer during the Review Period.

  Buyer shall be allowed five (5) business days after receipt of the Title Commitment for examination and the making of any objections to marketability thereto, said objections to be made to Seller in writing or deemed waived. If any objections are so made, the Seller shall be allowed eighty (80) days to make such title marketable or in the alternative to obtain a commitment for insurable title insuring over Buyer's objections. If Seller shall decide to make no efforts to make title marketable, or is unable to make title marketable or obtain insurable title, (after execution by Buyer of such

Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.


  documents reasonably requested by Seller to evidence the termination hereof) this Agreement shall be null and void and of no further force and effect. Seller has no obligation to spend any funds or make any effort to satisfy Buyer's objections, if any.

  Pending satisfaction of Buyer's objections, the payments hereunder required shall be postponed, but upon satisfaction of Buyer's objections and within ten (10) days after written notice of satisfaction of Buyer's objections to the Buyer, the parties shall perform this Agreement according to its terms.

10. CLOSING COSTS. Seller will pay the escrow fees. If Buyer shall decide to purchase title insurance, then Buyer will pay the cost of obtaining a Standard Owner's Title Insurance Policy in the full amount of the Purchase Price. Buyer will pay all recording fees, transfer taxes and clerk's fees imposed upon the recording of the deed, the cost of the title commitment, the cost of an update to the Survey in Sellers possession (if an update is required by Buyer). Each party will pay its own attorney's fees, accounting, financial planning, inspection or other transaction-related costs to document and close this transaction.

11.    REAL ESTATE TAXES, SPECIAL ASSESSMENTS AND PRORATIONS.

  (a) Because the Property (of which the Property is a part) is subject to a net lease [(as further set forth in Section 12(a)(i))], the parties acknowledge that there shall be no need for a real estate tax proration. However, Seller represents that to the best of its knowledge, all real estate taxes and installments of special assessments due and payable in all years prior to the year of closing have been paid in full. Unpaid real estate taxes and unpaid levied and pending special assessments existing on the date of closing shall be the responsibility of Buyer and Seller in proportion to their respective tenant in common interests, pro-rated to the date of closing for the period prior to closing, which shall be the responsibility of Seller if Tenant shall not pay the same. Seller and Buyer shall likewise pay all taxes due and payable in the year after closing and any unpaid installments of special assessments payable therewith and thereafter, if such unpaid levied and pending special assessments and real estate taxes are not paid by any tenant of the Property.

  (b) All income and all operating expenses from the Property shall be prorated between the parties and adjusted by them as of the date of closing. Seller shall be entitled to all income earned and shall be responsible for all expenses incurred prior to the date of closing, and Buyer shall be entitled to its proportionate share of all income earned and shall be responsible for its proportionate share of all operating expenses of the Property incurred on and after the date of closing.

12.    SELLER'S REPRESENTATION AND AGREEMENTS.

  (a)    Seller represents and warrants as of this date that:

     (i) Except for the Lease Agreement (as set forth in the Purchase Agreement Data Sheet), Seller is not aware of any leases of the Property.

     (ii) It is not aware of any pending litigation or condemnation proceedings against the Property or Seller's Interest.

     (iii) Except as previously disclosed to Buyer and as permitted in Section (b) below, Seller is not aware of any contracts Seller has executed that would be binding on Buyer after the Closing Date, however, to the extent the Lease Agreement of the Property as set forth on the Purchase Agreement Data Sheet contains any right of first refusal in favor of the Lessee as set forth in the Lease Agreement, which right, if any, shall apply to any attempted disposition of the Property by Buyer after this transaction. Buyer's ability to purchase the Property may be subject to receipt by Seller of a waiver of first right of refusal from Lessee. If such waiver is required, this waiver must be signed by the Lessee and received by Seller prior to the close of escrow. If Seller cannot obtain the waiver, this Agreement shall become null and void and neither party shall have any liability to the other.


Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.



  (b) Provided that Buyer performs its obligations when required, Seller agrees that it will not enter into any new contracts that would materially affect the Property and be binding upon Buyer after the Closing Date without Buyer's prior consent, which will not be unreasonably withheld.

  (c) To the best of Seller's knowledge, Seller has not received any notice of any material, physical, or mechanical defects of the Property, including without limitation, the plumbing, heating, air conditioning, ventilating or electrical system. To the best of Seller's knowledge without inquiry, all such items are in good operating condition and repair and in compliance with all applicable governmental, zoning, and land use laws, ordinances, regulations and requirements. If Seller shall receive any notice to the contrary prior to closing, Seller will inform Buyer prior to closing.

  (d) To the best of Seller's knowledge, Seller has not received any notice that the use and operation of the Property is not in full compliance with applicable building codes, safety, fire, zoning, and land use laws, and other applicable local, state and federal laws, ordinances, regulations and requirements. If Seller shall receive any notice to the contrary prior to closing, Seller will inform Buyer prior to closing.

  (e) To the best of Seller's knowledge, Seller has not failed to disclose to Buyer any fact known to Seller which would prevent the Tenant from using and operating the Property after the closing in the manner in which the Property has been used and operated prior to the date of this Agreement. If Seller shall receive any notice to the contrary prior to closing, Seller will inform Buyer prior to closing.

  (f) To the best of Seller's knowledge, Seller has not received any notice that the Property is in violation of any federal, state or local law, ordinance, or regulations relating to industrial hygiene or the environmental conditions on, under, or about the Property, including, but not limited to, soil, and groundwater conditions. To the best of Seller's knowledge, there is no proceeding or inquiry by any governmental authority with respect to the presence of hazardous materials on the Property or the migration of hazardous materials from or to other property. Buyer agrees that Seller will have no liability of any type to Buyer or Buyer's successors, assigns, or affiliates in connection with any hazardous materials on or in connection with the Property either before or after the Closing Date, except such hazardous materials on or in connection with the Property arising out of Seller's gross negligence or intentional misconduct. If Seller shall receive any notice to the contrary prior to closing, Seller will inform Buyer prior to closing.

  (g) Seller has all requisite power and authority to consummate the transaction contemplated by this Agreement and has by proper proceedings duly authorized the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

13.    BUYER'S REPRESENTATIONS AND WARRANTIES.


Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.





  (a) Buyer has all requisite power and authority to consummate the transaction contemplated by this Agreement and has by proper proceedings duly authorized the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

  (b)      To   Buyer's  knowledge,  neither  the  execution  and
     delivery of this Agreement nor the consummation of the transaction contemplated hereby will violate or be in conflict with (a) any applicable provisions of law, (b) any order of any court or other agency of government having jurisdiction hereof, or (c) any agreement or instrument to which Buyer is a party or by which Buyer is bound.

  (c) In addition to the acts and deeds recited herein and contemplated to be performed, executed, and delivered by Buyer, Buyer shall perform, execute and deliver or cause to be performed, executed, and delivered at the closing or after the closing, any and all further acts, deeds and assurances as Seller or the title company may require and be reasonable in order to consummate the transactions contemplated herein.

  (d) Buyer agrees that it shall be purchasing the Property in its present condition, AS IS, WHERE IS, and that Seller has no obligations to construct or repair any improvements thereon or to perform any other act regarding the Property, except as expressly provided herein.

  (e) Buyer represents that it is not acquiring this property as a result of any general public solicitation.

  (f) Buyer acknowledges that, having been given the opportunity to inspect the Property and such financial information concerning the Lessee and any guarantors of the Lease as Buyer or its advisors shall request, Buyer is relying solely on its own investigation of the Property and not on any information provided by Seller or to be provided except as set forth herein. Buyer further acknowledges that the information provided and to be provided by Seller with respect to the Property, the Property and the Lessee and any guarantors of Lease, was obtained from a variety of sources and Seller neither (a) has made independent investigation or verification of such information, nor (b) makes any representations as to the accuracy or completeness of such information except as set forth herein. The sale of the Property as provided for herein is made on an "AS IS" basis and Buyer expressly acknowledges that, in consideration of the agreements of Seller herein, except as otherwise specified in Section 12(a) and (b) above and this Section 13, Seller makes no warranty or representation, express or implied, or arising by operation of law, including, but not limited to, any warranty of condition, habitability, tenantability, suitability for commercial purposes, merchantability, profitability, or fitness for a particular purpose, in respect of the Property. Seller makes no representations of any sort that ownership of the Property or ownership of an interest in the Property will result in a profit to Buyer.

  (g) Buyer acknowledges that Seller cannot, and does not, make any representation as to (a) the success, or lack thereof, of the ownership of the Property or ownership of an interest in the Property, (b) the Lessee and any guarantors of the Lease or their ability to meet their lease obligations, or (c) the appropriateness of purchasing the Property for the Buyer's individual tax or financial situation or objectives. Buyer acknowledges that he or she is relying solely upon his or her own examination of the Property and all facts surrounding the purchase of the Property, including the merits and risks involved therein.

  The provisions (a) - (g) above shall survive closing.

14.    CLOSING.

Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.



  (a) Before the Closing Date, Seller will deposit into escrow a deed (either a special warranty deed or general warranty deed) in substantially the same form as Seller received in its acquisition of the Property, except that such deed will specify the Buyer's undivided percentage Interest in the Property.

  (b) On or before the Closing Date, Buyer will deposit into escrow: the Purchase Price, by wire transfer or cashier's check, when required under Section 5; any additional funds required of Buyer, (pursuant to this Agreement or any other agreement executed by Buyer) to close escrow. Both parties will deliver to the escrow holder, via fax or a nationally recognized courier service, any other documents reasonably required by the escrow holder to close escrow. Both parties will sign the Co-Tenancy Ownership Covenants and, if applicable, the Co-Tenancy Administration Agreement.

  (c) On the Closing Date, if escrow is in a position to close, the escrow holder will: record the deed in the official records of the county where the Property is located; cause the title company to commit to issue the title policy; immediately deliver to Seller the portion of the Purchase Price deposited into escrow by cashier's check or wire transfer (less debits and prorations, if any); deliver to Seller and Buyer a signed counterpart of the escrow holder's certified closing statement and take all other actions necessary to close escrow.

15.     DEFAULTS.  If  Buyer  defaults, Buyer  will  forfeit  all
  rights and claims and Seller will be relieved of all obligations. Any money paid by Buyer shall be returned to Buyer. In addition, Seller shall retain all remedies available to Seller at law or in equity.

  If Seller shall default, Buyer irrevocably waives any rights to file a lis pendens, a specific performance action or any other claim, action or proceeding of any type in connection with the Property or this or any other transaction involving the Property, and will not do anything to affect title to the Property or hinder, delay or prevent any other sale, lease or other transaction involving the Property (any and all of which will be null and void), unless: it has deposited the Purchase Price into escrow, performed all of its other obligations and satisfied all conditions under this Agreement, and unconditionally notified Seller that it stands ready to tender full performance, purchase the Property and close escrow in accordance with the terms of this Agreement, regardless of any alleged default or misconduct by Seller. Provided, however, that in no event shall Seller be liable for any actual, punitive, consequential or speculative damages arising out of any default by Seller hereunder.

16.    DAMAGES, DESTRUCTION AND EMINENT DOMAIN.

  (a) If, prior to closing and after the date of this Agreement, the Property, or any part of the Property, is destroyed or damaged by fire, flood, wind, or other elements, and the cost of repair of such destruction or damage exceeds $10,000.00, this Agreement shall, at Buyer's option exercised by written notice to Seller within ten (10) days after Buyer has received written notice from Seller of said destruction or damage, become null and void. Seller, however, shall have the right to adjust or settle any insured loss until (i) all contingencies set forth in
     Section 8 hereof have been satisfied, or waived; and (ii) any ten-day period provided for above in this Subsection 16(a) for Buyer to elect to terminate this Agreement has expired or Buyer has, by written notice to Seller, waived
     Buyer's right to terminate this Agreement. If Buyer elects to proceed and to consummate the purchase despite said damage or destruction, there shall be no reduction in or abatement of the Purchase Price, and Seller shall assign to Buyer the Seller's right, title, and interest in and to that portion of the insurance proceeds resulting from said damage or destruction to the Property, to the extent that the same is payable with respect to damage to the Property,

Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.


     and subject to rights of any Tenant of the Property.

     If the cost of repair is less than $10,000.00, Buyer shall be obligated to otherwise perform hereinunder with no adjustment to the Purchase Price, reduction or abatement, and Seller shall assign Seller's right, title and interest in and to all insurance proceeds pro-rata in relation to the Property, subject to rights of any Tenant of the Property.

  (b) If, prior to closing, the Property, or any part thereof, is subject to eminent domain proceedings, this Agreement shall become null and void, at Buyer's option. If Buyer elects to proceed and to consummate the purchase despite said taking, there shall be no reduction in, or abatement of, the Purchase Price, and Seller shall assign to Buyer the Seller's right, title, and interest in and to any award made, or to be made, in the condemnation proceeding pro-rata in relation to the Property, subject to rights of any Tenant of the Property.

  In the event that this Agreement is terminated by Buyer as provided above in Subsection 16(a) or 16(b), Buyer agrees to execute such documents reasonably requested by Seller to evidence the termination hereof.

17. BUYER'S 1031 TAX FREE EXCHANGE. While Seller acknowledges that Buyer is purchasing the Property as "replacement property" to accomplish a 1031 exchange, Buyer acknowledges that Seller has made no representations, warranties, or agreements to Buyer or Buyer's agents that the transaction contemplated by the Agreement will qualify for such tax treatment, nor has there been any reliance thereon by Buyer. Buyer further represents that it has sought and obtained such third party advice and counsel as it deems necessary with respect to the tax implications of this transaction.

  Buyer wishes to novate/assign the ownership rights and interest of this Purchase Agreement to an Accommodator to perfect the 1031 exchange by preparing an agreement of exchange of real property whereby the Accommodator will be an independent third party purchasing the Property from Seller and selling the Property to Buyer under the same terms and conditions as documented in this Purchase Agreement. Buyer asks the Seller, and Seller agrees, to cooperate in the perfection of such an exchange if at no additional cost or expense to Seller or delay in time. Buyer hereby indemnifies and holds Seller harmless from any claims and/or actions resulting from said exchange. Pursuant to the direction of Accommodator, Seller will deed the property to Buyer.

18. CANCELLATION. If any party elects to cancel this Agreement because of any breach by another party or because escrow fails to close by the agreed date, the party electing to cancel shall deliver to the escrow agent a notice containing the address of the party in breach and stating that this Agreement shall be cancelled unless the breach is cured within thirteen (13) days following the delivery of the notice to the escrow agent. Within three (3) days after receipt of such notice, the escrow agent shall send it by United States mail to the party in breach at the address contained in the notice and no further notice shall be required. If the breach is not cured within the thirteen (13) days following the delivery of the notice to the escrow agent, this Agreement shall be cancelled.

19.    MISCELLANEOUS.

  (a) No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.



  (b) Time is of the essence. This Agreement will not be construed for or against a party whether or not that party has drafted this Agreement. If there is any action or proceeding between the parties relating to this Agreement, the prevailing party will be entitled to recover attorney's fees and costs. This is an integrated agreement containing all agreements of the parties about the Property and the other matters described, and it supersedes any other agreements or understandings. Exhibits and the Data Sheet attached to this Agreement are incorporated into this Agreement.

  (c) Funds to be deposited or paid by Buyer must be good and clear funds in the form of cashier's checks or wire transfers.

  (d) All notices from either of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served if sent by first class certified mail, return receipt requested, postage prepaid, or by a nationally recognized courier service guaranteeing overnight delivery to the party at his or its address set forth on the Purchase Agreement Data Sheet, or to such other address as such party may hereafter designate by written notice to the other party.

  (e) This Agreement shall be governed by, and interpreted in accordance with, the laws of the state where the Property is situate.

  (f) In any litigation, or other legal proceeding that may arise between the parties hereto, the prevailing party shall be entitled to recover its costs and reasonable attorney's fees in addition to any other relief to which such party may be entitled.

  (g) This Agreement shall be effective only when signed by both Seller and Buyer. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

  (h) Buyer and Seller acknowledge that IRC Section 6045(e) requires that the amount of gross proceeds from a real estate transaction be reported to the IRS. Buyer and Seller hereby instruct the Title Company to comply with that Code section and make said report. Seller hereby instructs the Title Company to report the gross proceeds of this sale to the IRS on form 1099-B or W-9 or any subsequently approved IRS form.

  (i) So that Buyer may comply with the Foreign Investment in Real Property Tax Act (FIRPTA), Seller hereby declares under penalty of perjury that it is not a foreign person, as defined in FIRPTA. At or prior to closing, Seller shall provide Buyer with such additional information (including Seller's taxpayer identification number) and affidavits as may be necessary for Buyer to comply with FIRPTA.

  (j) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but, if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provision of this Agreement will not be affected or impaired thereby.

  (k) The headings in this Agreement are for convenience only and shall not be used to interpret this Agreement.


Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.




When accepted, this offer will be a binding agreement for valid and sufficient consideration which will bind and benefit Buyer, Seller and their respective successors and assigns. Buyer is submitting this offer by signing a copy of this offer and delivering it to Seller. Seller has five (5) business days from receipt within which to accept this offer.

IN WITNESS WHEREOF, the Seller and Buyer have executed this Agreement effective as of the Effective Date set forth on the Purchase Agreement Data Sheet attached hereto and incorporated herein by reference.

                                   SELLER:
                                   AEI Income & Growth Fund 24
LLC
                                   By: AEI Fund Management XXI,
Inc., its                          managing member


                                   By:  /s/ Robert P Johnson
                                       Robert  P.  Johnson,   its
President

WITNESS:

/s/ Marni Nygard
(Witness Signature)

Marni Nygard
(Print Name)

30 E 7th Street Suite 1300
(Print Address)

St. Paul, MN  55102









    (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)




Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.




                                   BUYER:

                                    The Breshears Family Trust of 1990

                                    By: /s/ Noble Breshears Trustee
                                            Noble Breshears, Trustee

WITNESS:

/s/ Malton B Youngblood
(Witness Signature)

Malton B Youngblood
(Print Name)

701 N Haven Ave Ste 280
(Print Address)

Ontario, CA  91764




                                    The Breshears Family Trust of 1990

                                    By: /s/ Sheila Breshears Trustee
                                            Sheila Breshears, Trustee

WITNESS:

/s/ Malton B Youngblood
(Witness Signature)

Malton B Youngblood
(Print Name)

701 N Haven Ave Ste 280
(Print Address)

Ontario, CA  91764


Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.



                  Purchase Agreement Data Sheet

The following terms are to be incorporated by reference into that certain Purchase Agreement between the herein defined Buyer and Seller to which this Data Sheet is attached.


Effective Date of Purchase Agreement:   11/22, 2007

Property Name & Street Address:    KinderCare Learning Center
                                   9460 West 179th Street
                                   Tinley Park, IL 60477


Closing Agent:                     Fidelity National Title
                                   Anne Bostick
                                   Sr. National Commercial Escrow Officer
                                   756 Alpine Drive
                                   Spring Creek, NV 89815




Seller's Name and Address for
Purposes of Notice:                AEI Income & Growth Fund 24 LLC
                                   30 East Seventh Street, Suite 1300
                                   St. Paul, MN  55101

Seller's Interest:                 100%

Buyer's Name and Address for
Purposes of Notice:                The Breshears
                                   Family Trust of 1990
                                   Noble Breshear, Trustee
                                   Sheila Breshear, Trustee


Purchase Price:                    $3,093,750.00

Closing Date:                      December 10, 2007

Lease Agreement:                   Net Lease Agreement between
                                   Aramark Educational Resources,
                                   Inc., dba as Children's World
                                   Learning Centers, Inc., and
                                   AEI Income & Growth Fund 24
                                   LLC, dated 5/22/2002;
                                   Memorandum of Lease dated
                                   5/22/02; Amendment of Net
                                   Lease Agreement dated
                                   7/30/2004; Guarantee of Lease
                                   by Knowledge Learning
                                   Corporation dated 7/30/2004;





Accommodator Name & Address:       Tim Tan
                                   Wamu 1031 Exchange
                                   5995 S. Sepulveda Blvd., 3rd Floor
                                   Los Angeles, CA 90230


Buyer Initial: /s/NB          Buyer Initial: /s/SB

Purchase Agreement for KinderCare Learning Center in Tinley Park, IL Breshears Family Trust

c 2005 AEI Fund Management, Inc.


                            EXHIBIT A

                 Legal Description for Property

PARCEL 1: LOT 1 OF PHEASANT CHASE WEST COMMERICAL SUBDIVISION OF LOT
68 IN PHEASANT CHASE WEST, BEING A SUBDIVISION AS RECORDED PER DOCUMENT NO 89177441, OF PART OF THE NORTHWEST 1/4 OF SECTION 34, TOWNSHIP 36 NORTH, RANGE 12, EAST OF THE THRID PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS ACCORDING TO THE PLAT THEREOF RECORDED NOVMEBER 8, 2003 AS DOCUMENT NO. 00878235, AS AMENDED BY AMENDMENT TO PHEASANT CHASE WEST COMMERICAL SUBDIVISION RECORDED MAY 21, 2001 AS DOCUMENT NO 0010427812.

PARCEL 2: A NON-EXCLUSIVE, PERPETUAL RIGHT-OF-WAY EASEMENT FOR
VEHICULAR ACCESS OVER AND CROSS THE SOUTH 116 FEET OF THW EST 15 FEET OF LOT 2 OF PHEASANT CHASE WEST COMMERICAL SUBDIVISION OF LOT 68 IN PHEASANT CHASE WEST, BEING A SUBDIVISION AS RECORDED PER DOCUMENT NO 89177441, OF PART OF THE NORTHWEST 1/4 OF SECTION 34, TOWNSHIP 36
NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY ILLINOIS ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 8, 2000 AS DOCUMENT NO. 00878235, AS AMENDED BY AMENDMENT TO PHEASANT CHASE WEST COMMERCIAL SUBDIVISION RECORDED MAY 21, 2001 AS DOCUMENT NO 0010427812.